UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 29, 2008

GENESIS PHARMACEUTICALS ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

333-86347	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Park
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200
(Address of principal executive offices and zip code)

(0086)535-7282997

(Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2008, Genesis Pharmaceuticals Enterprises, Inc. (the “Company”) received confirmation from the Department of State of the State of Florida that the Articles of Amendment to the Amended and Restated Articles of Incorporation (“Amended Articles of Incorporation”) to effect a reverse stock split was duly filed and on September 3, 2008, the Company effected a reverse stock split pursuant to which each forty (40) currently outstanding shares of common stock, par value $0.001, were automatically converted into one (1) share of common stock, par value $0.001, and the total number of shares of our common stock outstanding was reduced from 412,986,078 shares to approximately 10,325,000 shares (the "Stock Split"). Pursuant to the Amended Articles of Incorporation, the maximum number of shares of common stock that the Company is authorized to issue was also reduced from 900,000,000 to 22,500,000.

Each stockholder's percentage ownership interest in the Company and proportional voting power remains unchanged after the reverse stock split except for minor changes and adjustments resulting from rounding of fractional interests. The rights and privileges of the holders of common stock are substantially unaffected by the reverse stock split.

A form of the Amended Articles of Incorporation that was filed with the Department of State of the State of Florida is attached to this Form 8-K as Exhibit 3.1.

Item. 8.01. Other Events

On September 4, 2008, the Company issued a press release announcing the reverse stock split and the commencement of trading of its common stock under a new trading symbol, GNPH. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Registrant’s Articles of Incorporation

99.1	Press Release, dated September 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

By:	/s/ Wubo Cao
Name: Wubo Cao Title: Chief Executive Officer

Dated: September 5, 2008